EXHIBIT 10(h)
                         AMENDMENT NO. 1

                    DATED AS OF JUNE 1, 2000

                             OF THE

                        SHARED ASSETS AREA

                        OPERATING AGREEMENT

                              FOR

                           [NORTH JERSEY]
                     [SOUTH JERSEY/PHILADELPHIA]
                             [DETROIT]

                      Dated as of June 1, 1999

                            By and Among

                    CONSOLIDATED RAIL CORPORATION,

                    CSX TRANSPORTATION, INC. and

                  NORFOLK SOUTHERN RAILWAY COMPANY







                             AMENDMENT NO. 1
                                 OF THE
                           SHARED ASSETS AREA
                           OPERATING AGREEMENT
                                  FOR
                             [NORTH JERSEY]
                       [SOUTH JERSEY/PHILADELPHIA]
                                [DETROIT]


      This AMENDMENT NO. 1 dated as of June 1, 2000 (the "Amendment") OF THE SHARED ASSETS AREA OPERATING AGREEMENT for [North Jersey] [South Jersey/Philadelphia], [Detroit] ("Agreement") dated as of June 1, 1999, is by and among Consolidated Rail Corporation ("CRC"), CSX Transportation, Inc. ("CSXT") and Norfolk Southern Railway Company ("NSR").


                        W I T N E S S E T H:

     WHEREAS, the parties have previously entered into the Agreement;

     WHEREAS, the parties now desire to amend the Agreement with respect to the apportionment of certain liabilities between the parties as more fully set forth below;

     WHEREAS, it is the intent of the parties that, except as expressly amended hereby, the Agreement shall remain unamended and in full force and effect;

     NOW, THEREFORE, the parties hereby amend the Agreement as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

     SECTION 2. Amendments of the Agreement. The Agreement is hereby amended pursuant to and in compliance with Section 17 as follows:

     (a) The heading and text of Section 11 b)(ii) are hereby deleted in their entirety and the following substituted therefor:

     "(ii) First Two Years. If an incident giving rise to Damage for which the Operators are jointly responsible under Section 11(b)(i) Train Usage) occurs before June 1, 2001, responsibility for such Damage shall be borne equally by the Operators, with each being liable for one-half (1/2) of the damages."

     (b) The heading and text of Section 11(f)(i)(A.1.)are hereby deleted in their entirety and the following substituted therefor:

                     "(A.1)  Tier One Damages Defined.  In this
          Section 11(f), "Tier One Damages" for any incident occurring during and between June 1, 1999 and May 31, 2001 shall, except as otherwise provided in Section 11(g) (Substance Abuse Exceptions), include the greater of:

                            (1)  $25 million of Damages; or

                            (2)  the lowest amount of Damages which,
               when allocated among all parties, results in an allocation to either Operator of Damages in an amount equal to all insurance benefits available to that Operator (called the "Lesser Insured Operator") which has the lesser (as between the Operators) amount of insurance benefits available to it, including, without limitation, insurance to which CRC looks under Section 11(c) (CRC Responsibility - Allocation and Insurance). In determining insurance benefits available to the Lesser Insured Operator, both property and liability Insurance shall be considered but (i) only to the extent benefits are actually available in connection with that incident and (ii) they shall be calculated separately (i.e., property insurance benefits shall not be considered in any determination of available liability insurance benefits and vice versa).

         In this Section 11(f), "Tier One Damages" for any incident occurring on or after June 1, 2001 shall, except as otherwise provided in Section 11(g) (Substance Abuse Exceptions), include only the first $25 million of Damages incurred by the parties, unless otherwise agreed by the parties."

     SECTION 3. Effectiveness. This Amendment shall become effective as of June 1, 2000, the "Amendment Date."

     SECTION 4. Integration; Confirmation. On and after the Amendment Date, each reference in the Agreement to "this Agreement," "herein," "hereunder" or words of similar import, and each reference in any Note or other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

     SECTION 5. Confirmation of Agreement. In all respects not inconsistent with the terms and provisions of this Amendment, the Agreement is hereby ratified, adopted, approved and confirmed.

     SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                     CSX TRANSPORTATION, INC.


                                     By:
                                         Name:
                                         Title:


                                     NORFOLK SOUTHERN RAILWAY COMPANY


                                     By:
                                         Name:
                                         Title:


                                     CONSOLIDATED RAIL CORPORATION


                                     By:
                                         Name:
                                         Title: